EXHIBIT 10(aau)

                               FAMILY LIFE CORPORATION
                                 AMENDMENT AGREEMENT

               This Amendment Agreement (the "Agreement") is entered into as of July 31, 1995 by and among Family Life Corporation (the "Company"), the undersigned lenders (the "Lenders") and The First National Bank of Chicago, as agent for the Lenders (the "Agent").


                                W I T N E S S E T H :

               WHEREAS, the Company, the Lenders and the Agent are parties to that certain Credit Agreement dated as of June 12, 1991 (as amended, the "Credit Agreement"); and

               WHEREAS, the Company, the Lenders and the Agent desire to amend the Credit Agreement as hereinafter set forth.

               NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

          1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to such terms in the Credit Agreement, as amended.

          2. Amendment to Credit Agreement. Section 6.4.6 of the Credit Agreement is hereby amended by deleting the table with the headings "Period" and "Ratio" contained therein and inserting in lieu thereof the following:

               Period                             Ratio
               Closing Date-12/31/91              1.000:1
               1/1/92-12/31/92                    1.025:1
               1/1/93-12/31/93                    1.100:1
               1/1/94-12/31/94                    1.150:1
               1/1/95-03/31/95                    1.200:1
               4/1/95 and thereafter              1.050:1

          3. Conditions Precedent. Section 2 of this Agreement shall not become effective unless and until the Company has furnished, or caused to be furnished, to the Agent, with sufficient copies for each Lender, the following:

                    (i) A consent  from FIC,  in the form  of Exhibit A  to
               this Amendment.

                    (ii) A consent from Holdings, in the form of Exhibit B to this Amendment.

                    (iii) Copies, certified  by the Secretary  or Assistant
               Secretary  of  the  Company,   of  its  Board  of  Directors
               resolutions authorizing the execution of this Agreement.

                    (iv) An incumbency certificate, executed by the Secretary or Assistant Secretary of the Company, which shall identify by name and title and bear the signature of the officers of the Company authorized to sign this Agreement, upon which certificate each Lender shall be entitled to rely until informed of any change in writing by the Company.

                    (v) Such  other documents  as Lender or  its respective
               counsel may have reasonably requested.

          4. Representation and Warranty. The Company hereby represents and warrants to the Lenders that after giving effect to the amendment herein contained (i) all of the representations and warranties contained in the Credit Agreement are true and correct as of the date hereof, (ii) no Default or Unmatured Default exists or is continuing and (iii) the Company has performed all the agreements on its part to be performed prior to the date hereof as set forth in the Credit Agreement.

          5. Effectiveness of Amendment. The approval of each amendment by each Lender pursuant to this Agreement is not conditioned upon the approval of any other amendment or the grant of any other waiver by such Lender. This Agreement shall become effective as of April 1, 1995 provided that all of the conditions precedent set forth in Section 3 of this Agreement are satisfied and upon receipt by the Agent of counterparts of this Agreement duly executed by the Company and the Required Lenders.

          6. Reference to and Effect on the Credit Agreement.

               a. Upon the effectiveness of Section 2 hereof, on or after the date hereof each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import and each reference to the Credit Agreement in the Notes and all other documents (the "Loan Documents") delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

               b. Except as specifically amended above, all of the terms, conditions and covenants of the Credit Agreement and all other Loan Documents shall remain unaltered and in full force and effect and shall continue to be binding upon the Company in all respects and are hereby ratified and confirmed.

               c. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of (i) any right, power or remedy of the Lenders or the Agent under the Credit Agreement or any of the Loan Documents, or (ii) any Default or Unmatured Default under the Credit Agreement.

          7. Costs Expenses and Taxes. The Company agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution and delivery of this Agreement, including the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto.

          8. CHOICE OF LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

          9. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

               IN WITNESS WHEREOF, the Company, the undersigned Lenders and the Agent have executed this Agreement as of the date first above written.

                               FAMILY LIFE CORPORATION
                               By: /s/ Roy F. Mitte
                               Title: President

                               THE FIRST NATIONAL BANK OF CHICAGO,
                               Individually and as Agent
                               By: /s/ Paul T. Schultz
                               Title: Vice President

                               CORESTATES PHILADELPHIA NATIONAL BANK N.A.
                               By: /s/ Kathleen M. Petrelli
                               Title: Assistant Vice President

                               FIRST UNION NATIONAL BANK OF NORTH CAROLINA
                               By: /s/ Jay S. Bullock
                               Title: Vice President


                                      EXHIBIT A
                                 CONSENT OF GUARANTOR

               Financial Industries Corporation, as (i) guarantor under the Secured Guaranty dated as of June 12, 1991 (the "Guaranty") in favor of the Lenders party to the Credit Agreement dated as of June 12, 1991 (as amended, the "Credit Agreement") and (ii) grantor under the Pledge Agreement dated as of June 12, 1991 between the undersigned and The First National Bank of Chicago, as Agent for the Lenders under the Credit Agreement (the "Pledge Agreement") hereby consents to the Amendment Agreement dated as of July 31, 1995 and hereby confirms and agrees that the Guaranty and Pledge Agreement are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects.


          This Consent is executed and delivered as of July 31, 1995.

                                   FINANCIAL INDUSTRIES CORPORATION

                                   By:
                                   Title:


                                      EXHIBIT B
                                 CONSENT OF GUARANTOR

               Family Life Insurance Investment Company, as (i) guarantor under the Secured Guaranty dated as of June 12, 1991 (the "Guaranty") in favor of the Lenders party to the Credit Agreement dated as of June 12, 1991 (as amended, the "Credit Agreement") and (ii) grantor under the Pledge Agreement dated as of June 12, 1991 between the undersigned and The First National Bank of Chicago, as Agent for the Lenders under the Credit Agreement (the "Pledge Agreement") hereby consents to the Amendment Agreement dated as of July 31, 1995 and hereby confirms and agrees that the Guaranty and Pledge Agreement are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects.

          This Consent is executed and delivered as of July 31, 1995.

                                   FAMILY LIFE INSURANCE INVESTMENT COMPANY


                                   By:
                                   Title: